J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan Core Plus Bond ETF

JPMorgan Short Duration Core Plus ETF

(the “Funds”)

(each, a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated May 23, 2023

to the current Summary Prospectus and Prospectus, as supplemented

CORE PLUS BOND ETF

Portfolio Manager Retirement In Early 2024. Steven Lear has announced his retirement from J.P. Morgan Investment Management Inc. (“JPMIM”) in early 2024. Mr. Lear will continue to serve on the portfolio management team of the JPMorgan Core Plus Bond ETF (the “Fund”) until his retirement. In order to provide additional depth and continuity to the portfolio management team, Kay Herr will be added to the portfolio management team of the Fund effective immediately.

Effective immediately, the portfolio manager information in the “Risk/Return Summary — Management” section of the Fund’s Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Steven Lear*	2019	Managing Director
Richard D. Figuly	2019	Managing Director
J. Andrew Norelli	2019	Managing Director
Lisa Coleman	2020	Managing Director
Thomas Hauser	2020	Managing Director
Kay Herr	2023	Managing Director

*	Mr. Lear has announced his retirement from JPMIM effective early 2024. Until his retirement, Mr. Lear will continue to serve on the portfolio management team.

SHORT DURATION CORE PLUS ETF

Portfolio Manager Retirement In Early 2024. Steven Lear has announced his retirement from J.P. Morgan Investment Management Inc. (“JPMIM”) in early 2024. Mr. Lear will continue to serve on the portfolio management team of the JPMorgan Short Duration Core Plus ETF (the “Fund”) until his retirement. In order to provide additional depth and continuity to the portfolio management team, Kay Herr will be added to the portfolio management team of the Fund effective immediately.

Effective immediately, the portfolio manager information in the “Risk/Return Summary — Management” section of the Fund’s Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

Management

J.P. Morgan Investment Management Inc. (the adviser)

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
Steven Lear*	2021	Managing Director
Cary Fitzgerald	2021	Managing Director
Kay Herr	2023	Managing Director

*	Mr. Lear has announced his retirement from JPMIM effective early 2024. Until his retirement, Mr. Lear will continue to serve on the portfolio management team.

SUP-FIETF-PM-523

In addition, the “The Funds’ Management and Administration — The Portfolio Managers — Core Plus Bond ETF and Short Duration Core Plus ETF” section of the Funds’ Prospectus is hereby deleted in its entirety and replaced with the following:

Core Plus Bond ETF

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are listed below. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by multiple sector and research teams who help formulate duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers.

The portfolio management team for the Fund consists of Steven S. Lear, Managing Director and CFA charterholder, Richard Figuly, Managing Director, J. Andrew Norelli, Managing Director, Lisa Coleman, Managing Director and CFA charterholder, Thomas Hauser, Managing Director and CFA charterholder, and Kay Herr, Managing Director and CFA charterholder. Mr. Lear, an employee of JPMIM since 2008 is the U.S. Chief Investment Officer within our GFICC group. Mr. Figuly has been an employee of JPMIM or predecessor firms since 1993 and is a member of the GFICC group with an emphasis on securitized assets for purposes of this Fund. Mr. Norelli has been with the adviser since 2012 and is a portfolio manager within the GFICC group, where he focuses on multi-asset class portfolios, asset allocation, macroeconomic strategy, and global market dynamics. Ms. Coleman is responsible for managing investment grade corporate credit investments for the Fund. A portfolio manager of the Fund since July 2020 and an employee JPMIM since 2008, Ms. Coleman is the Global Head of the Investment Grade Corporate Credit team within the GFICC group. Mr. Hauser is responsible for managing high yield investments for the Fund. A portfolio manager of the Fund since July 2020 and employee of JPMIM or its affiliates since 2004, Mr. Hauser is a senior portfolio manager for the GFICC Global High Yield team. In this role, he is responsible for managing high yield total return strategies and sub-advised mutual fund assets with an emphasis on the U.S. dollar high yield market. An employee of JPIMM since 1999 and a portfolio manager of the Fund since 2023, Ms. Herr is a member of the Asset Management Investment Committee (AMIC) and head of Research for the GFICC team.

Short Duration Core Plus ETF

The lead portfolio managers who are primarily responsible for the day-to-day management of the Fund are Steven Lear, Managing Director and CFA charterholder, Cary Fitzgerald, Managing Director, and Kay Herr, Managing Director and CFA charterholder. As part of that responsibility, the portfolio managers establish and monitor the overall duration, yield curve, and sector allocation strategies for the Fund. The portfolio managers are assisted by multiple sector and research teams who help formulate a duration and allocation recommendations and support the strategies of the Fund within the parameters established by the portfolio managers. Mr. Lear, an employee of JPMIM since 2008 is the U.S. Chief Investment Officer within our GFICC group. An employee of JPMorgan Chase since 2000 and a portfolio manager of the Fund since 2021, Mr. Fitzgerald is a portfolio manager in the GFICC group and oversees JPMIM’s short duration and stable value account strategies for institutional clients. An employee of JPIMM since 1999 and a portfolio manager of the Fund since 2023, Ms. Herr is a member of the Asset Management Investment Committee (AMIC) and head of Research for the GFICC team.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUS AND PROSPECTUS FOR FUTURE REFERENCE